UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AIR INDUSTRIES GROUP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! AIR INDUSTRIES GROUP C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 AIR INDUSTRIES GROUP 2025 Annual Meeting Vote by June 25, 2025 11:59 PM ET Vote in Person at the Meeting* June 26, 2025 10:00 AM EDT At the Office of Air Industries Group 1460 Fifth Avenue Bay Shore, New York 11706 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V74377 - P33355 You invested in AIR INDUSTRIES GROUP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 26, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of the material(s) by making a request prior to June 12, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number indicated below in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V74378 - P33355 For 1. Election of Directors Nominees: 1) Michael N. Taglich 04) David J. Buonanno 2) Peter D. Rettaliata 05) Michael Brand 3) Robert F. Taglich 06) Michael D. Porcelain For 2. To approve an amendment to our Articles of Incorporation increasing the number of shares of common stock we are authorized to issue from 6,000,000 to 20,000,000. For 3 . Approval of an Amendment to the Air Industries Group 2022 Equity Incentive Plan, as Amended and Restated, to increase the number of shares of common stock available for issuance pursuant to the Plan from 650 , 000 shares to 900 , 000 shares . For 4. The adoption, on an advisory basis, of a resolution approving the compensation of our named executive officers as disclosed in our Proxy Statement. For 5. Ratification of the appointment of CBIZ CPAs P. C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. NOTE : The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting . If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in Item 1 and FOR Items 2 , 3 , 4 and 5 . Voting Items Board Recommends